SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other
jurisdiction of	(Commission file	(IRS employer
incorporation)	number)	identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE

Item 5.  Other Events.

      On June 27, 2003, Clayton Homes, Inc., a Delaware corporation (the “Company”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, reporting, among other things, the decision of the Delaware Chancery Court in connection with the request by Orbis Investment Management Limited that the Company hold an annual meeting of its stockholders in advance of the Company’s July 16, 2003 special meeting of stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Clayton Homes, Inc.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton

Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clayton Homes, Inc.

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